SUPPLEMENT DATED AUGUST 1, 2013

FIRST INVESTORS TAX EXEMPT FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2013

1.           All references to the First Investors Life Series Funds and to any individual First Investors Life Series Fund in Part-II of this SAI after the introductory paragraph on page II-1 are deleted.

2.           On page II-34, under the heading “Underwriter and Dealers”,  the following is added at the end of the first paragraph as a new paragraph:

FIC may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with FIC during a particular period.  Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

3.           On page II-35, at the end of the section titled “Underwriter and Dealers”, a new section and heading titled “Payments to Financial Intermediaries” is added as follows:

PAYMENTS TO FINANCIAL INTERMEDIARIES

FIC or the financial intermediary through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above.  In addition to those payments, FIMCO, FIC or one or more of their affiliates (collectively, “FIMCO”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of the Funds.  FIMCO and the Funds also may make payments for certain administrative services.  Payments made by FIMCO are from its own resources which, in the case of FIC, may include the retention of underwriting concessions and payments that FIC receives under the Rule 12b-1 Plans.  These additional cash payments are described below.  The categories described below are not mutually exclusive.  The same financial intermediary may receive payments under more than one or all categories.

Revenue Sharing Payments.  FIMCO may make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds.  The benefits that FIMCO receives when it makes these payments include, among other things, placing Funds on the financial intermediary's funds sales system, placing Funds on the financial intermediary's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or to the financial intermediary's management.  FIMCO may compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

Revenue sharing payments may be calculated on sales of shares of Funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”).  Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts.  FIMCO may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. FIMCO and the Funds may make payments to certain financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts.  FIMCO and the Funds also may make payments to certain financial intermediaries in connection with client account maintenance support, statement preparation and transaction processing.

Other Cash Payments. From time to time, FIMCO, at its own expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Funds.  This additional compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc.  Such compensation may include financial assistance to financial intermediaries that enables FIMCO to: (1) participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees; (2) participate in client entertainment, client and investor events, and other financial intermediary-sponsored events, and (3) pay travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

FIMCO is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries.  To the extent financial intermediaries sell more shares of Funds or retain shares of Funds in their clients' accounts, FIMCO benefits from the incremental management and other fees paid to FIMCO by the Funds with respect to those assets.

In certain cases these payments could be significant to the financial intermediary.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus and this SAI.  You may ask your financial intermediary about any payments it receives from FIMCO or the Funds, as well as about fees and/or commissions it charges.

4.   On page II-37, under the heading “Additional Information Concerning Purchases, Redemptions, Pricing, and Shareholder Services”,  the following is added at the end of the first paragraph as follows:

This section provides additional information regarding our policies when you open an account with and invest in the Funds through FIC.  If you are invested in the Funds through a financial intermediary, please consult with your financial intermediary for information regarding how to purchase, redeem and exchange shares of the Funds, investment minimums and applicable fees.  Your financial intermediary also may charge fees that are in addition to those described in the applicable Fund prospectus.

5.   On page II-43, under the heading “How To Apply for Money Line”, the first two sentences in the first paragraph have been deleted and replaced as follows:

Complete the Electronic Funds Transfer (“EFT”) section of an application.

6.   On page II-44, under the heading “How To Change Money Line”, the fourth paragraph has been deleted and replaced as follows:

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp (“ADM”).  To change from one bank to another or change your bank number you must also complete and return a new Money Line application.  Allow at least ten (10) Business Days for the change to become effective.

7.   On page II-47, under the heading “Electronic Funds Transfer Redemptions”, the second paragraph has been deleted and replaced as follows:

You must enroll in the Electronic Funds Transfer service before using the privilege (see “Money Line”). To establish EFT redemptions, all owners must sign the application.

8.    On page II-47, under the heading “Electronic Funds Transfer Redemptions”, the fourth paragraph has been deleted and replaced as follows:

Each EFT redemption:

1.	Must be electronically transferred to your pre-designated bank account; and
2.	Cannot exceed $250,000 per customer per day.

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Please retain this Supplement for future reference.

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